UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Rule 14a-101)

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☑	Soliciting Material Pursuant to §240.14a-12

MILLIPORE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On March 3, 2010, Millipore Corporation held a town hall meeting concerning the proposed transaction with Merck KGaA.  A copy of the presentation that was used in connection with the meeting and posted on its intranet follows:

MILLIPORE

ADVANCING LIFE SCIENCE TOGETHER™
Research. Development. Production.

Town Hall Meeting
March 3, 2010

2
Agenda
➢ Welcome and Introduction
 - Martin Madaus, Chairman, President & CEO, Millipore
➢ Merck Overview
 - Dr. Karl-Ludwig Kley, Chairman of the Executive Board,
  Merck KGaA

MILLIPORE

MERCK

MILLIPORE

ADVANCING LIFE SCIENCE TOGETHER™
Research. Development. Production.

3
Merck KGaA & Millipore

MERCK + MILLIPORE™

ADVANCING LIFE SCIENCE TOGETHER™
Research. Development. Production.

Creating a world-class partner to the Life Science
sector
March 3, 2010

Cautionary Statements
– Merck does not assume any responsibility with respect to the completeness and the accuracy of the information contained in this document (the "Information"). The Information is selective and does not purport to contain all information the addressee may require. This document should exclusively be viewed together with the oral presentation provided by Merck. The addressees of this document should conduct their own investigation and analysis of Millipore’s and Merck’s business, the proposed transaction and the Information.
– The Information in this document may contain “forward-looking statements”. Forward-looking statements may be identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will” or words of similar meaning and include, but are not limited to, statements about the expected future businesses of
 Merck KGaA (Merck) and Millipore Corporation (Millipore) resulting from and following the proposed acquisition.
 These statements are based on the current expectations of Merck and Millipore and are inherently subject to uncertainties and changes in circumstances. Among the factors that could cause actual results to differ materially from those described in the forward-looking statements are factors relating to the fulfillment of certain closing conditions to the proposed transaction, and changes in global, political, economic, business, competitive, market and regulatory forces. Merck and Millipore do not undertake any obligation to update the forward-looking statements to reflect actual results, or any change in events, conditions, assumptions or other factors.
– This communication may be deemed to be solicitation material in respect of the proposed acquisition of Millipore by
 Merck. In connection with the proposed acquisition, Merck and Millipore intend to file relevant materials with the
 SEC, including Millipore's proxy statement on Schedule 14A.
– INVESTORS AND SECURITY HOLDERS OF MILLIPORE ARE URGED TO READ ALL RELEVANT DOCUMENTS
 FILED WITH THE SEC, INCLUDING MILLIPORE'S PROXY STATEMENT, WHEN IT BECOMES AVAILABLE,
 BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.
– Investors and security holders will be able to obtain all such documents, when they become available, free of charge through the website maintained by the SEC at www.sec.gov, or by directing a request to Joshua S. Young,
 Director of Investor Relations for Millipore at +1-978-715-1527. Such documents are not currently available.
– Merck and certain of its directors and executive officers and other persons, and Millipore and its directors and certain executive officers, may be deemed to be participants in the solicitation of proxies from the holders of
 Millipore common stock in respect of the proposed acquisition. Information regarding such persons and a description of their interests in the transaction will be contained in the proxy statement when it is filed.

A compelling opportunity for Merck and
Millipore
• Creates a US$ 2.9 billion (EUR 2.1 billion) world-
 class partner for the Life Science sector
 Contributes complementary high-margin specialty products with an attractive growth profile
 Significant scale in high-growth bioscience and bioproduction segments
 – Comprehensive product offering and cutting-edge technologies for pharma and biopharma customers
 – Strong global presence and enhanced distribution capabilities
 – Combined R&D capacity creates powerful innovation platform

• Founded in 1668
• Headquarters: Darmstadt, Germany
• Around 33,000 employees in 61
 countries
• Shareholder structure: 70% Merck family
 via general partner E. Merck KG; 30%
 publicly traded
• Two business sectors: Pharmaceuticals
 and Chemicals
• Four divisions: Merck Serono
 (prescription drugs), Consumer Health
 Care, Performance and Life Science
 Chemicals, Liquid Crystals
• FY09 US$10.5 bn (EUR 7.7bn) sales /
 EBIT US$843m (EUR 621m)
Total revenues by Business
Sector (FY09)
Company Description
Asia, Africa, Australia
Total revenues by Region
(FY09)
Pharma
Chemicals
25%
75%
North  America
12%
Latin America
15%
51% Europe
22%
Merck at a glance

Pharmaceuticals
Merck Serono
Chemicals
Consumer Health Care
Liquid Crystals
Central functions
Merck Group
Performance &
Life Science Chemicals
Corporate structure

• Availability of global network of own subsidiaries and exclusive dealers ensures customer proximity
• Serving approximately 1 million customers with more than 30,000 products
• Analytical competence and know-how for a broad range of applications
• Validated products and strong competence in regulatory affairs
Chemical Industry
& Water Testing
Food &
Beverage
Pharma &
Biopharma
Laboratory Business
Inorganics
& Solutions
Solvents
Chromatography
Biosciences
Microbiology,
Hygiene &
Microscopy
Food &
Environmental
Tests
Lab Supply
Academia
Performance & Life Science Chemicals
Laboratory Business

Life Science Solutions serves the pharmaceutical, biopharmaceutical, cosmetics and food industry.
The product portfolio covers:
•  Products and services for the entire value chain of biopharmaceutical production
•  Active ingredients used in oral or topical applications for pharma, cosmetics or food supplements
•  Biological crop-enhancing technologies in CropBioscience
•  Ionic liquids, a new technology platform used in a very broad technical area (i.e. catalysis)
Life Science Solutions
Pharma
Biopharma
Food
Cosmetics
Performance & Life Science Chemicals
Life Science Solutions

 • Headquarter: Rockland, MA
 • 1,000 employees
 • R&D Center in Billerica, MA
 • Products: drugs for neurodegenerative
 diseases, endocrinology, reproductive health
 EMD Chemicals
 EMD Serono
  We operate in North America under the umbrella brand EMD, formed from the initials of
 Emanuel Merck, Darmstadt. Since 1917, Merck & Co. has been an independent company.
    Headquarter: Gibbstown, NJ
 • Approx. 1,000 employees
 • Products: Specialty chemicals for
 pharmaceutical, biotech, cosmetic,
 automotive, plastics and other industrial
 applications, reagents used for life science
 research

 • Headquarter: Milwaukee, WI
 • 170 employees
 • Products: plant growth enhancement products
 for agricultural applications
 EMD Crop BioScience
Merck U.S. business overview

Merck commitment to invest in Millipore
• Commitment to invest in Millipore’s operations and to grow and develop Millipore’s talented workforce
 – Proven commitment to Billerica and the region with significant investment in last years
• Commitment to maintain and build upon Millipore’s existing community initiatives, corporate giving and sustainability programs
• Building on Merck’s existing commitment to invest in the communities in which its employees live and work
• Merck has a century-long history as a responsible employer
• Merck Serono today is rated one of the most desirable biopharma companies to work for in the U.S.

“Best of both worlds” approach
• Transaction is about combining our strengths, not cost synergies
 • Intention to retain the senior management team
• Merck to build on successful acquisition and integration track record
• Merck to apply “best of both worlds” integration approach across all operating business functions, similar to strategy used in successful
 Serono transaction
• Seamless integration from customers’ point of view
 • The well-recognized Millipore brand will be maintained
• Merck intends to retain Millipore’s existing headquarters in Billerica and combine it with Merck’s existing U.S. chemicals headquarters
• Merck is committed to building on Millipore’s worldwide expertise in Asia,
 North America and Europe

Life Science Solutions
Performance & Life Science Chemicals

Merck Millipore
Pro-forma FY09 Sales
EUR 2.1bn
MILLIPORE
Total FY09 Sales: EUR 1.2bn
MERCK CHEMICALS
Total FY09 Sales: EUR 1.9bn(1)
Bioscience
Bioprocess
Laboratory
Business
Pigments
Liquid
Crystals
EUR
1.2bn
EUR
0.9bn (2)
Performance Chemicals
Pro-forma FY09 Sales:
EUR 1.1bn
EUR
1.1bn
Note: (1) Figures do not add up due to rounding
 (2) Relevant Merck business for Merck Millipore
 Exchange Rate EUR/USD: 1.39 for Millipore’s figures
Transforming Merck’s chemicals business

Projected
market
segment
growth(2)
2-6%
6-10%
4-8%
Note: (1) Exchange Rate EUR/USD: 1.39 for Millipore’s figures
 (2) Research reports
 (3) Figures do not add up due to rounding
 Research Customers
 Production Customers
• Bioscience customers: Critical
 mass, broad product portfolio and
 strong specialized sales force
• Lab customers: High-quality
 chemicals and water purification
 technologies for laboratories in
 industry and academia
• Pharma & biotech production:
 Complementary product offering
 for pharma and biotech
 customers
667
453
214
386
77
310
667
345
1,012
 FY09 sales in EURm(1)
Lab
Business
Bioscience
Pharma &
Biotech
Production
Millipore
Merck
(3)
Scale in high-growth market segments

Biopharma Value Chain
Creating an integrated solutions offering to biopharma customers
Biodiscovery
Upstream-
Processing
Downstream-
Processing
Formulation
Pharma Value Chain
Enhancing Merck‘s strong product offering to pharma customers
Pharma
Research
Synthesis
Purification
• Pharma raw
 materials
• Services
• Advanced lab
 instruments &
 consumables
• Disposable
 manufacturing
 solutions
• Chromatography
 media
• Bioscience kits and
 reagents
• Process monitoring
 tools
Merck Millipore
Millipore
Merck
Beyond Chemicals - Covering the entire value
chain for biopharma and pharma customers

Sales by region in EURm(1) for FY09
• Enhanced presence in the
 U.S.
• Adds scale to sales and
 marketing
• Stronger partner to global
 customers
• Critical mass in India and
 China
737
475
262
Americas
897
418
479
Europe
431
195
236
Millipore
Merck
Note: (1) Exchange Rate EUR/USD: 1.39 for Millipore’s figures
Strong global market presence

Enhanced distribution capabilities
• Combined bioscience business to benefit from Millipore’s
 strong e-commerce platform
 − Drives sales and profitability
 − Enhances operational efficiency and simplifies processes
• Larger sales force leads to greater customer proximity
 – Strengthened specialty sales force
 – More efficient joint product development process for customers and Merck Millipore
• Increased scale allows higher direct sales to customers

Combined R&D capacity creates powerful
innovation platform
• Pro forma annual R&D budget
 of US$ 167m (EUR 123m)
 focused on products for pharma
 and biotech customers
• Increased scale helps to
 improve return on investment in
 new technologies and
 diversifies risk
• Make effective use of existing
 biopharma competence
• Partner of choice for strategic
 collaborations and licensing
 relationships
Note: (1) All figures are based on FY09 except Lonza (FY08)
 (2) Relevant Merck business for Merck Millipore
 Exchange Rate EUR/USD: 1.390
  Exchange Rate EUR/CHF: 1.587
R&D expenses (EUR m and % sales)
41
45
69
78
82
123
177
240
4.7%
2.9%
3.7%
10.7%
6.9%
5.9%
10.1%
2.4%
Merck(2)
Sigma Aldrich
Lonza(1)
Qiagen
Millipore
Merck Millipore
Thermo Fisher
Scientific
Life Technologies

What you can expect in the coming months
• Closing subject to Millipore shareholder approval,
 antitrust clearance and other customary closing
 conditions
• Until closing, our businesses remain separate and
 independent
 – Closing expected in 2H 2010
 – Only designated people should be contacting Merck colleagues to discuss any aspect of their business or integration plans
• Integration teams will be developed
• We are committed to keeping you informed

QUESTIONS?